Exhibit 99.1

Thomson Reuters Agrees to Acquire FX Alliance Inc. (FXall), the Leading Multi-Bank Electronic Foreign Exchange Platform

Transaction provides FX community with an integrated end to end solution

NEW YORK, July 9, 2012 — Thomson Reuters (TSX / NYSE: TRI), the world’s leading source of intelligent information for businesses and professionals, has entered into a definitive agreement to acquire 100% of the shares of FXall for $22 per share in cash.  FXall (NYSE:FX), is the leading independent global provider of electronic foreign exchange trading solutions to corporations and asset managers. Under the agreement, Thomson Reuters will launch a tender offer, which is subject to standard regulatory approvals, for the acquisition in the coming days.  The FXall Board has unanimously resolved to recommend that all shareholders tender their shares into the offer.

Technology Crossover Ventures, FXall’s largest shareholder, Phil Weisberg, chairman and chief executive officer and John Cooley, chief financial officer, who collectively own approximately 32.5% of FXall’s outstanding shares, have each agreed to tender their shares into the offer (subject to certain terms and conditions).

This transaction brings together two leading companies in their respective segments of the dynamic foreign exchange marketplace, one of the largest and most liquid asset classes. FXall and Thomson Reuters have complementary customer bases and long standing relationships with bank liquidity providers.

Thomson Reuters is a key provider of access to market liquidity and workflow solutions to the inter-bank electronic FX markets. Participants in the FX market use Thomson Reuters to access content and pre-trade analytics, connect to their counterparties, find liquidity and trade in regulatory compliant and secure environments.

FXall’s leading trading and workflow processes are used worldwide by over 1,300 institutional clients including asset managers, corporations, banks, broker-dealers and hedge funds.

“Thomson Reuters and FXall have established leading positions in complementary aspects of electronic FX trading,” said Abel Clark, managing director, Marketplaces, Thomson Reuters. “This combination will enable us to provide our customers with integrated management of trades though the entire lifecycle, delivering the benefits of a more streamlined trading process and more efficient execution.”

“FXall will now have a bigger stage from which to drive greater innovation and growth, with access to Thomson Reuters global reach, standing in the FX community and focus on client solutions,”  said Phil Weisberg, chairman and chief executive officer, FXall. “The combined platform allows us to deliver greater value to our clients and employees, building upon the foundation that we have established over the past twelve years.  In addition, we believe this is a compelling transaction for our shareholders.”

Thomson Reuters expects the acquisition to close in the third quarter.  FXall remains fully committed to ensuring a seamless transition and continued quality of service to its customers.

In connection with the transaction, Barclays is acting as financial advisor to Thomson Reuters and J.P. Morgan is acting as financial advisor to FXall.

Thomson Reuters

Thomson Reuters is the world’s leading source of intelligent information for businesses and professionals. We combine industry expertise with innovative technology to deliver critical information to leading decision makers in the financial and risk, legal, tax and accounting, intellectual property and science and media markets, powered by the world’s most trusted news organization. With headquarters in New York and major operations in London and Eagan, Minnesota, Thomson Reuters employs approximately 60,000 people and operates in over 100 countries. Thomson Reuters shares are listed on the Toronto and New York Stock Exchanges.  For more information, go to www.thomsonreuters.com.

FXall

FXall is the leading independent global provider of electronic foreign exchange trading solutions, with over 1,000 institutional clients worldwide. FXall’s offices in New York, Boston, Washington, London, Zurich, Hong Kong, Tokyo, Singapore, Sydney and Mumbai serve the needs of active traders, asset managers, corporate treasurers, banks, broker-dealers and prime brokers. For more information on FXall, visit www.fxall.com.

Important Information

This press release is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any of the FXall common shares. The tender offer described herein has not yet been commenced. On the commencement date of the tender offer, an offer to purchase, a letter of transmittal and related documents will be filed with the Securities and Exchange Commission and thereafter a solicitation/recommendation statement with respect to the tender offer will be filed by FXall with the Securities and Exchange Commission. Each of these documents will be mailed to shareholders of record and will also be made available for distribution to beneficial owners of common shares. The solicitation of offers to buy the FXall common shares will only be made pursuant to the offer to purchase, the letter of transmittal and related documents. When they are available, shareholders should read the offer to purchase, the letter of transmittal and related documents, as well as the solicitation/ recommendation statement, carefully because they will contain important information, including the various terms of, and conditions to, the tender offer. When they are available, shareholders will be able to obtain the offer to purchase, the letter of transmittal and related documents and the solicitation/recommendation statement without charge from the Securities and Exchange Commission’s Website at www.sec.gov.  Shareholders will be able to obtain the offer to purchase, letter of transmittal and related documents without charge from the information agent that Thomson Reuters selects and will be able to obtain free copies of FXall’s solicitation/recommendation statement and related documents filed by FXall with the Securities and Exchange Commission on the Investor Relations section of FXall’s website at www.fxall.com. Shareholders are urged to read carefully those materials when they become available prior to making any decisions with respect to the tender offer.

FXall Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of FXall to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Any statements that refer to expectations or other characterizations of future events, circumstances or results, including, without limitation, all statements related to the proposed business combination transaction and related transactions and the outlook for FXall’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing.  Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties, including uncertainties as to the timing of the tender offer and business combination; uncertainties as to how many of FXall’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of FXall’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by FXall from time to time, as well as the tender offer documents to be filed by Thomson Reuters and the solicitation/recommendation statement to be filed by FXall. All of the materials related to the offer (and all other offer documents filed with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders will  also be able to obtain free copies of the documents filed with the Securities and Exchange Commission by FXall on the Investor Relations section of FXall website at  www.fxall.com. FXall does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Thomson Reuters Cautionary Note Regarding Forward Looking Statements

This news release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements about the benefits of combining Thomson Reuters and FXall’s, electronic FX trading activities including future financial and operating results, the timing for the closing of the acquisition, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts.  There can be no assurance that the acquisition of FXall will be completed.  These forward-looking statements are based on certain assumptions and reflect current expectations. As a result, forward-looking statements are subject to a number of risks and uncertainties that could cause actual results or events to differ materially from current expectations. Some of the factors that could cause actual results to differ materially from current expectations are discussed in materials that Thomson Reuters from time to time files with, or furnishes to, the Canadian securities regulatory authorities and the U.S. Securities and Exchange Commission. Thomson Reuters annual and quarterly reports are also available in the “Investor Relations” section of www.thomsonreuters.com.  There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of the date of this news release.

CONTACTS

Thomson Reuters
Alan Duerden	Frank J. Golden
PR Director, Thomson Reuters	SVP, Investor Relations, Thomson Reuters
D: +44 20 7542 0561	D: +1 646 223 5288
alan.duerden@thomsonreuters.com	frank.golden@thomsonreuters.com

FXall
Dafina Grapci-Penney	Andrew Posen
D: +44 20 7324 5484	Head of Investor Relations, FXall
M: +44 7525335733	D: +1 646 268 9952
dafina.grapci-penney@greentarget.co.uk	andrew.posen@fxall.com